October 17, 2007

                                  GUERITE FUNDS
                               [GRAPHIC OMITTED]

                          GUERITE ABSOLUTE RETURN FUND

              Supplement to the Prospectus dated December 29, 2006


      Effective immediately, the Guerite Absolute Return Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase.

      In addition, the Fund's Board of Trustees has approved the mandatory redemption of all of the Fund's shares and the termination of the Fund as being in the best interests of the Fund and its shareholders. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about November 27, 2007.

      Shareholders may continue to freely redeem their shares on each business day during the Fund's termination process. As part of this process, the Fund's assets will remain in cash or cash equivalents in order to meet expenses and redemption requests. As a result, the Fund's normal exposure to equity investments will be eliminated and shareholders should not expect the Fund to achieve its stated investment objective.

      As noted above, the Fund expects that the mandatory redemption of all of its remaining outstanding shares will occur on or about November 27, 2007. Any shareholder remaining in the Fund on such date will receive the net asset value per share for all shares owned on such date and such proceeds will be mailed to the shareholder's address of record. The redemption of Fund shares will be a taxable event, except for tax deferred retirement accounts and other tax exempt entities.

      Shareholders that have invested through an Individual Retirement Account or other tax-deferred retirement account should keep in mind the rules regarding the reinvestment of these assets. Please consult your personal tax consultant for any questions regarding your investment.

      If you have any questions regarding the Fund, please call 1-877-77GUERITE (1-877-774-8374).


          Investors Should Retain This Supplement for Future Reference
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